SUB-ITEM 77Q1
MFS SERIES TRUST X
A Certification of Amendment dated July 18, 2001 to the Trust's By-Laws is contained in Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission via EDGAR on July 30, 2001. Such document is incorporated herein by reference.